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August 17, 1998



VIA EDGAR
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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re: First Providian Life & Health Insurance Company Separate Account B File No. 33-39946, 811-6298, CIK 0000874235
     Rule 30b2-1 Filing


Commissioners:


As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), First Providian Life & Health Insurance Company Separate Account B, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the Vanguard Variable Insurance Fund. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on December 5, 1997, Vanguard Variable Insurance Fund filed its annual report with the Commission via EDGAR (CIK:000085749). To the extent necessary, this filing is incorporated herein by reference.


Very truly yours,


/s/ Gregory E. Miller-Breetz
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Gregory E. Miller-Breetz
Assistant General Counsel